SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2004

MARSHALL & ILSLEY CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-15403	39-0968604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 North Water Street Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 765-7801

Item 5.  Other Events and Regulation FD Disclosure.

On May 17, 2004, Metavante Corporation, a wholly-owned subsidiary of Marshall & Ilsley Corporation (“M&I”), issued a press release announcing that it had entered into a definitive agreement to acquire NYCE Corporation.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 17, 2004
99.2	Investor Presentation

Exhibit 99.2 is furnished pursuant to Item 9 and shall not be deemed to be “filed.”

Item 9.  Regulation FD Disclosure.

On May 17, 2004, Metavante Corporation, a wholly-owned subsidiary of M&I, announced that it had entered into a definitive agreement to acquire NYCE Corporation.  M&I is scheduled to hold a conference call at 11:00 a.m. CDT Monday, May 17, 2004, regarding this transaction.  A copy of the investor presentation for this conference call is attached as Exhibit 99.2.

The information in this Report under Item 9 and Item 7, Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2004	MARSHALL & ILSLEY CORPORATION

By: /s/ Randall J. Erickson
Randall J. Erickson Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 17, 2004
99.2	Investor Presentation